GEORGIA INTERNATIONALMINING CORPORATION
The following abbreviations, when used in the inscription
on the face of this certificate, shall be
construed as though they were written out in full
according to applicable laws or regulations:
TEN COM -as tenants in
common
UNIF GIFT MIN ACT- . . . . . . . . . .Custodian . .
.. . . . . . . . . . .


(Cust)
(Minor)
TEN
ENT
-as tenants by the
entireties
under Uniform Gifts to Minors Act . . . . . . .
.. . . . . .


(State)
JT
TEN
-as joint tenants with
right of survivorship
UNIF TRF MIN ACT . . . . . . . . . . . . . .
..Custodian (until age. . . ). . . . . . . . . . .

and not as tenants in
common
(Cust)
(Minor)


under Uniform Transfers to Minors Act. . . . . .
.. . . .


(State)

Additional abbreviations may also be used though not in the above list. For value received, ____________________________hereby sell assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
POSTAL ZIP CODE OF ASSIGNEE)
____________________________________________________________________
Shares
of the common stock represented by the within Certificate
and do hereby irrevocably constitute and
appoint
________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated: ___________________________20 _________ Signature:
________________________________________________________
Signature(s) Guaranteed: Signature:____________________________________
Notice: THE SIGNATURE TO THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME AS
BY:__________________________________ WRITTEN UPON THE FACE OF THE
CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITHMEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,PURSUANT
TO S.E.C. RULE 17Ad-15.